UNITED STATES
               SECURITIES AND EXCHANGE COMMISSION
                     Washington, D.C. 20549

                            Form 8-K
         Current Report Pursuant to Section 13 or 15(d)
                  of The Securities Act of 1934

                 Date of Report October 28, 1999

                     VICORP Restaurants, Inc
                    ------------------------
          (Exact name as registrant as specified in charter)


          Colorado            0-12343        84-0511072
          ---------           ----------     -----------------------
          (State or other     (Commission    (I.R.S. Employer
           jurisdiction        file number    Identification No.)
           of Incorporation)

          400 West 48th Avenue  Denver, Colorado       80216
          ------------------------------------------------------
          (Address of principal executive offices)    (Zip Code)

                               (303) 296-2121
          -------------------------------------------------------
          (Registrant's telephone number, including area code)

          Item 2. Acquisition or Disposition of Assets.

          On October 28, 1999, the Registrant completed the sale (based upon appraised value) and the leaseback of the real estate relating to twenty-one of its restaurant properties. CNL APF Partners, LP purchased fourteen of the properties. CNL-BB Corp. purchased seven of the properties. The Registrant received $28.7 million in net proceeds from the sale.


                           Signatures

          Pursuant to the requirements of the Securities Exchange
          Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                     VICORP Restaurants, Inc
                    ------------------------
                          (Registrant)


          November 8, 1999              By: /s/ Richard E. Sabourin
                                        -------------------------
                                        Richard  E. Sabourin
                                        Executive Vice President
                                        and Chief Financial
                                        Officer